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                                                                  Exhibit 10.368

                            ASSIGNMENT AND ASSUMPTION
                         OF PURCHASE AND SALE AGREEMENT

      This ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT (this "Assignment") is made and entered into this 1st day of September, 2004 by Inland Real Estate Acquisitions, Inc., an Illinois Corporation, ("Assignor"), and Inland Western Dallas Lincoln Park Limited Partnership, an Illinois limited partnership, ("Assignee").

                                    RECITALS

      A. Inland Western Dallas Lincoln Park Limited Partnership ("Seller") and Assignor have previously entered into that certain Purchase and Sale Agreement dated as of August 6, 2004 (the "Purchase Agreement"), relating to the sale of a certain shopping center commonly known as Lincoln Park Shopping Center located in the City of Dallas, Texas.

      B. Assignor desires to assign its interest in and to the Purchase Agreement to Assignee upon the terms and conditions contained herein.

      NOW, THEREFORE, in consideration of the receipt of ten and 00/100 Dollars ($10.00) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged by Assignor, the parties hereby agree as follows:

      1. RECITALS. The foregoing recitals are, by this reference, incorporated into the body of this Assignment as if the same had been set forth in the body hereof in their entirety.

      2. ASSIGNMENT AND ASSUMPTION. Assignor hereby assigns, conveys, transfers, and sets over to Assignee all of Assignor's right, title, and interest in and to the Purchase Agreement. Assignee hereby accepts the foregoing Assignment and assumes, and agrees to perform, all duties, obligations, liabilities, indemnities, covenants, and agreements of Assignor set forth in the Purchase Agreement.

      3. COUNTERPARTS. This document may be executed in any number of counterparts, each of which may be executed by any one or more of the parties hereto, but all of which must constitute one instrument and shall be binding and effective when all parties hereto have executed at least one counterpart.

      4. SUCCESSORS. This Assignment shall be binding upon and for the benefit of the parties hereto and their respective Successors and Assigns.

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      IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed as of the day and year first written above.

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC.,
An Illinois Corporation


By:         /s/ Louis Quilici
    ----------------------------------
Name:       Louis Quilici
      --------------------------------
Title:      Sr. Vice President
       -------------------------------


ASSIGNEE:

INLAND WESTERN DALLAS LINCOLN PARK
LIMITED PARTNERSHIP, an Illinois limited partnership

By:   Inland Western Dallas Lincoln Park GP, L.L.C., a
      Delaware limited liability company, its general
      partner

      By:   Inland Western Retail Real Estate Trust,
            Inc., a Maryland corporation, its sole
            member


      By:             /s/ Valerie Medina
            --------------------------------------
      Name:         Valerie Medina
            --------------------------------------
      Its:          Asst. Secretary
            --------------------------------------

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